Going Concern	6 Months Ended
Jun. 30, 2023
Going Concern [Abstract]
GOING CONCERN

2 GOING CONCERN

For the period ended June 30, 2023 and 2022 the Group incurred a loss of USD 12,147,008 and USD 57,809,776 respectively; and as at June 30, 2023 and December 31, 2022 the Group has accumulated losses of USD 135,089,448, USD 123,135,335 respectively; and negative working capital (i.e. excess of current liabilities over current assets) of USD 22,568,712 and USD 16,604,967 respectively. In addition to the cash flows to be generated from the Group’s operations, the continuation of the Group’s operations is dependent primarily on the ability to raise funding, and accessibility and availability thereof. The Group’s management acknowledge that there is a risk that the quantum and timing of cash flows may not be achievable in line with the twelve months forecasts from the date of approval of the Group’s condensed interim consolidated financial statements. A review of the strategic plan and budget, including expected developments in liquidity and capital were considered.

Based on management’s forecasts, the day-to-day operations and expenditure requirements are anticipated to be funded primarily by both cash generated through the ongoing operations and ability to access additional funding.

The condensed interim consolidated financial statements have been prepared assuming that the Group will continue as a going concern which is contingent upon the Group’s ability to access additional funding. Accordingly, the condensed interim consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Group is unable to continue as a going concern.